CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Operating expenses:
General and administrative	$ 4,447,781	$ 3,181,927
Research and development	1,711,177	189,000
Loss from Operations	(6,158,958)	(3,370,927)
Other Income (Expense)
Foreign exchange (loss) gain	775	(52,976)
Changes in fair value of derivative liabilities	(27,872,585)	581
Accretion of discount on convertible notes		(492,296)
Interest and financing charges	(10,925)	(83,247)
Loss on extinguishment of debt		(26,884,231)
Loss on settlement agreement	(24,697)
Net Loss for the Period	(34,066,390)	(30,883,096)
Other comprehensive income
Foreign exchange translation adjustment		58,334
TOTAL COMPREHENSIVE LOSS	$ (34,066,390)	$ (30,824,762)
Basic and Diluted Net Loss per Share	$ (0.78)	$ (2.00)
Weighted Average Number of Common Shares Outstanding	43,947,067	15,465,213